UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2012 (June 6, 2012)

American Realty Capital New York Recovery REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54689	27-1065431
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

American Realty Capital New York Recovery REIT, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on June 6, 2012. At the annual meeting, the stockholders voted on the election of Nicholas S. Schorsch, William M. Kahane, Scott J. Bowman, William G. Stanley and Robert H. Burns to the Company’s Board of Directors for one-year terms until the 2013 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified. The stockholders elected all five nominees for director.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Abstentions
Nicholas S. Schorsch	4,695,973	10,543	99,996
William M. Kahane	4,695,620	23,545	87,347
Scott J. Bowman	4,678,110	10,143	118,259
William G. Stanley	4,678,110	41,308	87,094
Robert H. Burns	4,665,684	22,569	118,259

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

Date: June 12, 2012	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors